                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


    PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 30, 1997


                        COMMISSION FILE NUMBER:  O-17177
                                                 -------


                              BSB BANCORP, INC.
                             --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                                         16-1327860                O-17177
-----------------------------------------------   -----------------------   ----------------------
(STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER NUMBER)  COMMISSION FILE NUMBER
INCORPORATION OR ORGANIZATION)

    58-68 EXCHANGE STREET, BINGHAMTON, NEW YORK                       13902
    -----------------------------------------------                ----------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (607) 779-2492
                                                           --------------

                                NOT APPLICABLE
       ----------------------------------------------------------------
FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT

Item 5.   Other Events
          ------------

Subsequent to the BSB Bancorp, Inc. release of second quarter 1997 earnings on July 24, 1997, the Bank has reclassified a $1,512,000 commercial loan as non-performing. As a result, at June 30, 1997, non-performing loans are $8,522,000 and non-performing assets are $12,413,000.

Non-performing loans and non-performing assets continue to decline and were $12,217,000 and $13,610,000 as of December 31, 1996.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 30, 1997                     BSB BANCORP, INC.


                                         By:  /s/  Alex S. DePersis
                                            -----------------------
                                            Alex S. DePersis
                                            President and
                                            Chief Executive Officer